Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2005

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1360 O’Brien Drive, Menlo Park, California 94019

(Address of principal executive offices, with zip code)

(650) 462-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a meeting of the Board of Directors (the “Board”) of Depomed, Inc. (the “Company”) held on April 15, 2005, the Board amended the Company’s Bylaws (the “Bylaws”) to read in their entirety as set forth in Exhibit 3(ii) hereto.  The amendments to the Bylaws, among other things, add advance notice requirements and procedures for the submission by shareholders of nominations for the board of directors and of other proposals to be presented at shareholder meetings (see Sections 5 and 6 of the Company’s Bylaws, as amended).

Item 9.01	Financial Statements and Exhibits

3.2	Bylaws, as amended, of Depomed, Inc.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DEPOMED, INC.

/s/ John F. Hamilton
John F. Hamilton
Vice President - Finance and Chief Financial Officer

Date: April 19, 2005

EXHIBIT INDEX

Exhibit	Description

3.2	3.2 Bylaws, as amended, of Depomed, Inc.